FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Investor Presentation

September 1, 2020

HURRICANE GRILL & WINGS | FATBURGER | Buffalo's | ELEVATION BURGER | PONDEROSA STEAKHOUSE BONANZA STEAKHOUSE | YALLA mediterranean


ELEVATION

LEGAL DISCLAIMER

This presentation of FAT Brands Inc. ("we", "our" or the "Company") contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial performance and growth of the Company and Johnny Rockets, the Company's ability to complete the acquisition of Johnny Rockets, the Company's ability to leverage its expertise and infrastructure and successfully integrate and exploit the synergies of the acquisition, and the Company's ability to conduct future accretive acquisitions. Forward-looking statements reflect the Company's expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic, many of which are difficult to predict and beyond our control and which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this presentation.

CORPORATE OVERVIEW

FAT Brands Inc. (FAT Brands or the Company) is a leading multi-brand restaurant franchising company

- Develops, acquires and markets fast casual and casual dining restaurant concepts
- Strategic focus on generating revenue through franchise fees and royalty streams via an asset-light model
- TTM Q2 2020 Revenue and Adj. EBITDA of $19.3m and $4.2m, respectively
- FY 2019 Revenue and Adj. EBITDA of $22.5m and $7.7m, respectively

Global footprint of 8 distinct brands and 2 brand extensions (not including Johnny Rockets)

- 366 locations around the world as of Q2 2020
- FY 2019 System-Wide Sales of $395m
- Currently have over 200 new franchise development commitments

JOHNNY ROCKETS ACQUISITION

On August 13, 2020, FAT Brands announced it has entered into an agreement to acquire Johnny Rockets restaurant chain from an affiliate of Sun Capital Partners, Inc. for approximately $25m.

- Transformative transaction strengthens portfolio and diversifies footprint across venue types

Synergy Potential

- Offer Johnny Rockets franchisees the opportunity to establish virtual restaurants with other brands in the FAT portfolio to drive increased AUV
- Integrate corporate functions onto the FAT platform to save on overhead expenses
- Leverage FAT's in-house marketing and production team to reduce marketing costs, freeing up additional advertising funds to be spent directly on media placement
- Across the FAT portfolio, purchasing power will increase to ~$250m per year which will improve prices and margins for franchisees

Pro Forma Summary

	FAT Brands As of 6/28/20	Johnny Rockets As of 8/13/20	FAT Brands Pro Forma
2019 System-Wide Sales	$394m	$316m	$710m
# of Locations	380[1]	325	705
# of Franchisees	176	129	305

1. Includes 366 units open as of 6/28/20 and units currently under construction.

COMPANY OVERVIEW


fatburger

Q2 2020 PLATFORM HIGHLIGHTS[1]

6 Continents	***305 Franchisees***
37 Countries	***101 Multi-Unit Franchisees***
36 U.S. States	***700+ Restaurants[2]***
200+ Unit Development Pipeline	

FAT BRANDS FRESH. AUTHENTIC. TASTY.



Existing FAT Brands locations
Johnny Rockets Locations

1. Metrics are pro forma for the acquisition of Johnny Rockets
2. Includes 366 units open as of 6/28/20 and units currently under construction.

RESTAURANT CONCEPTS WITH STRONG BRAND RECOGNITION

	Fatburger	Johnny Rockets	Buffalo's	Ponderosa Steakhouse / Bonanza Steakhouse	Hurricane Grill & Wings	Yalla	Elevation Burger
Description	Founded in 1947 in Los Angeles, CA, has become a global leader in the fast casual, better burger category	Founded in 1986 in Los Angeles, CA, an iconic global fast-casual and casual dining brand	Founded in 1985 in GA, a casual dining concept offering fresh-never-frozen wings and classic American platters	Founded in the 1960s, an American family steakhouse brand	Founded in 1995 in FL, a casual dining concept known for its chicken wings	A fast casual dining concept focused on healthy Meditteranean cuising	Founded in 2002, a fast casual better burger concept offering grass-fed and organic burgers
Q2 2020 Store Count	168 locations incl. 101 co-branded locations	325 locations at time of acquisition	18 locations	83 locations	49 locations	7 locations	41 locations

COVID-19 UPDATE

Took actions in order to strengthen the physical and financial health of franchisees, their employees and customers as we focus on off-premise, and prepare locations for re-opening

Pivoted marketing and advertising to ***focus on driving off-premise dining***

Procured PPE *for all franchisees and established safety and distancing measures implemented* ***at store level***

Negotiated ***180-day terms with suppliers,*** *like Sysco and US Foods,* ***to improve cash flow***

Provided guidance on ***CARES Act PPP and SBA EIDL loans***

Advised negotiation of ***rent deferral***

Prepared and executed advertising campaigns for ***re-opening***

SAME STORE SALES IMPROVEMENTS

As local restrictions eased and dining rooms began re-opening, systemwide sales have steadily improved, increasing 60% from the week ending May 10, 2020 to the week ending August 23, 2020.



Systemwide Sales
60% Increase
$3.4MM
$3.7MM
$4.0MM
$4.2MM
$4.4MM
$5.1MM
$5.3MM
$5.2MM
$5.0MM
$5.3MM
$5.3MM
$5.3MM
$5.4MM
$5.4MM
$5.4MM
$5.4MM
5/10/20
5/17/20
5/24/20
5/31/20
6/7/20
6/14/20
6/21/20
6/28/20
7/5/20
7/12/20
7/19/20
7/26/20
8/2/20
8/9/20
8/16/20
8/23/20
For The Week Ending

SUCCESSFUL INTEGRATIONS

Acquired Elevation Burger in 2019 and integrated into FAT Brands platform

- Increased FAT Brands store count by 41 locations
- Improved franchisee sentiment
- Re-introduced brand-level marketing and advertising fund
- Simplified menu and enhanced offerings
- Introduced plant-based-proteins

Since acquiring Hurricane in 2018, successfully reversed negative Same-Store Sales trend in 2019

- SSS growth of positive 6.4% in FY 2019 and positive 8.3% in Q4 2019
- Negative SSS trends of (4.7%) prior to our acquisition
- Optimized supply chain and integrated into the FAT Brands platform
- Scaled third party delivery across all locations
- Re-focused the brand marketing fund and restarted television advertising campaigns

COMPETITIVE MARKET POSITION



Worldwide Store Count
705
287
276
282
357
FAT BRANDS 1
SHAKE SHACK 2
the Habit BURGER GRILL 3
smashburger 4
IN-N-OUT BURGER 5

1. Includes 366 units open as of 6/28/20 and units currently under construction.
2. Source: Public filings as of Q1 2020
3. Source: Public filings as of 03/16/2020
3. Source: Company website as of 06/22/2020
4. Source: Company website as of 06/22/2020

PLATFORM BUILT FOR GROWTH

FAT Brands has developed a robust management and systems platform that supports the expansion of its existing brands while enabling the accretive acquisition and efficient integration of additional restaurant concepts

Public Relations	Staff Training	Site Selection	Digital & Media Strategy
Marketing & Advertising	Financial Planning	Supply Chain	Restaurant Design

FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Scalable platform affords FAT Brands the opportunity to synergistically incorporate new concepts with minimal incremental corporate overhead costs

HIGHLY SCALABLE PLATFORM

Continued to grow platform while maintaining cost controls and realizing synergies from acquisitions

Store Count



400
375
350
325
300
275
250
286
341
374
FY 2017
FY 2018
FY 2019

Total Costs & Expenses as % of Revenue[1]



100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
97.7%
70.6%
62.4%
FY 2017
FY 2018
FY 2019

1. Represents Total Revenue excluding Advertising Fees and Total Costs and Expenses excluding Advertising Expenses

GROWTH STRATEGY

Organic Growth Strategy

Robust development pipeline of over 200 new unit commitments includes strong international demand for ownership of US locations

- Through 8/10/20, there have been 16 new store openings in FY 2020 with plans to open 17 additional stores by the end of the year, including 5 additional ghost kitchen sites[1].

M&A Growth Strategy

There are a number of opportunities that we are pursuing to grow the FAT Brands platform by acquiring well-recognized brands.

- Disciplined and elective approach to evaluate potential acquisition targets focused on brands with track record of long-term, sustainable and profitable operating performance
- We plan to fund these acquisitions with a combination of cash-on-hand and our securitization vehicle.

New Store Openings[1]



24
24
33
17
16
2019
2020
Actual
Projected

1. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.

FY 2019 HIGHLIGHTS

Royalties



$15MM
$14MM
$13MM
$12MM
$11MM
$10MM
$12.1MM
23.1% Increase
$14.9MM
FY 2018
FY 2019

Total Revenue



$23MM
$21MM
$19MM
$17MM
$15MM
$17.8MM
26.2% Increase
$22.5MM
FY 2018
FY 2019

Adj. EBITDA[1]



$8MM
$7MM
$6MM
$5MM
$4MM
$5.0MM
54.2% Increase
$7.7MM
FY 2018
FY 2019

Adj. EBITDA Margin[2]



44%
42%
40%
38%
36%
34%
32%
30%
33.9%
775bps Increase
41.7%
FY 2018
FY 2019

1. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents adjusted EBITDA as a percentage of total revenue excluding advertising fees.

FINANCING UPDATE

Successfully closed $40MM whole-business securitization in March 2020, with a blended average cash interest rate of 7.75% for the Series 2020-1 Fixed Rate Asset-Backed Notes

Reduces total weighted-average cash cost of debt ***to 8.49%*** ▼	*Net interest expense decreases by nearly* ***$2 million per year*** ▼	*Accordion feature to support* ***acquisition growth strategy*** ▲

FINANCING UPDATE

Successfully raised $9.0m in Series B Cumulative Preferred Stock and Warrants that began trading on Nasdaq Capital Market on July 14, 2020 (trading under the symbols FATBP and FATBW, respectively).

Converted a portion of existing Series A Preferred and Series A-1 Preferred *into Series B Preferred*	*Entered into Stock Redemption Agreements with Series A Preferred holders to* ***redeem and cancel remaining shares***[1]	***Increased equity by $15m and insiders converted ~$3m*** *into Series B Preferred*[2]	*Provides capital to* ***execute acquisition and growth strategy***

Subsequent to the Series B public offering and related transactions, we acquired from various holders warrants to purchase 554,065 shares of the Company's common stock at an exercise price of $7.20 per share.[3]

1. Concurrent with the closing of the Public Offering, the Company entered into (i) a Stock Redemption Agreement with a holder of the 80,000 Series A Fixed Rate Cumulative Preferred Stock whereby we agreed to redeem and cancel the 80,000 shares of Series A Preferred stock in tranches every six months through December 31, 2021 and (ii) a Stock Redemption Agreement with a holder of 5,000 Series A Fixed Rate Cumulative Preferred Stock whereby we agreed to redeem and cancel the 5,000 shares of Series A Preferred stock immediately.
2. Insiders and affiliates converted approximately $1.9m of existing Series A Preferred Stock and accrued dividends and approximately $1.0m of existing Series B Preferred Stock and accrued dividends.
3. These warrants had been issued in relation to a 2018 financing.

KEY STRATEGIC INITIATIVES



FAT BRANDS

Third Party Delivery, Virtual Kitchens and Ghost Kitchens

- Successfully implemented third-party delivery through enterprise partnerships with the big four (UberEATS™, GrubHub™, DoorDash™, Postmates™) third-party delivery providers across all brands
- As of 6/28/2020, there were 27 virtual kitchens in Fatburger, Buffalo's Cafe and Hurricane locations
- Plans to open over 5 ghost kitchens in 2020
- Expanding native online ordering and white glove delivery across all FAT Brands


HURRICANE GRILL & WINGS
HURRICANE
2GO


FREE
Delivery
by POSTMATES


FATBURGER

KEY STRATEGIC INITIATIVES - 2020

Cross-Selling and Co-Branding Program

- Plans to open first Elevation & Hurricane co-branded location in Q3 2020
- 12 new co-branded Fatburger & Buffalo's units YTD 2020


FATBURGER
Buffalo's
ELEVATION
HURRICANE
PICK-UP
FATBURGER

KEY STRATEGIC INITIATIVES - 2020

CAPEX Remodel

- Franchisees taking advantage of COVID-19 related in-store traffic limitations to upgrade dining rooms ahead of re-opening
- Back of house CAPEX focused on virtual kitchens


TRIPLE KING (XXXL) CHALLENGE
Wall of Fame
FATBURGER
Buffalo's

Menu Innovation

- Continued focus on expanding plant-based proteins and vegan offerings (Impossible Burger™, Craig's Vegan™ Ice Cream, and Daiya™ vegan cheese) across FAT Brands restaurant concepts
- Leveraging the cross-utilization of existing ingredients and product offerings through the continued expansion of virtual restaurants across FAT Brands restaurant concepts
- Innovative adaptations to COVID 19 market-place conditions (e.g. selling alcohol via take-out and delivery in Casual Dining brands, etc.)


EAT, DRINK & BE HAPPY
FAMILY MEALS FOR 2
FAMILY MEALS FOR 4
CHOOSE
ANY OF THE FAMILY MEAL OPTIONS TO SATISFY YOUR CREW.
ASK YOUR LOCAL HURRICANE GRILL & WINGS ABOUT OUR PEPSI, ICED TEA & ALCOHOL TO-GO OPTIONS.


TRY THE IMPOSSIBLE BURGER.
MEAT FROM PLANTS. WHOA.
$9.50
Sunday BRUNCH
10AM – 2PM
BONANZA


Craig's
VEGAN MILKSHAKES
Vanilla
Strawberry


elevationburger
IMPOSSIBLE

There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a risk of loss. Past performance is not indicative of future results. See disclosure at the beginning of this presentation.

BONANZA STEAKHOUSE
PONDEROSA STEAKHOUSE

Key Brand Initiatives

- Now offering Family Pack for four to-go
- Rationalize menu to move proteins to à la carte
- Significantly increase marketing initiatives and campaigns


DEAL of the WEEK
20 SIGNATURE WINGS & STEAK FRIES
$18.99
ENJOY OUR SIGNATURE BONE-IN WINGS COOKED TO ORDER AND SERVED WITH STEAK FRIES AND YOUR CHOICE OF RANCH OR BLEU CHEESE DRESSING.
Open for CURBSIDE PICKUP & DELIVERY
Let us do the cooking this MOTHER'S DAY
BONANZA
ENTREES
STEAKS
RIBS
CHICKEN
SEAFOOD
PERFECT PAIRINGS
FAMILY PACK -for- 4 TO-GO
Starting at $25
CALL TO ORDER
276-889-3621

EXPERIENCED MANAGEMENT TEAM

Management Team

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Wilshire Financial Services Group

Rebecca Hershinger | Chief Financial Officer
CFO Genius Brands, JP Morgan

Jacob Berchtold | COO Fast Casual Division
15+ years w/ Fatburger

Gregg Nettleton | President & COO Casual Dining Division
GBS Enterprises, Black Angus Steakhouses, IHOP

Ron Roe | SVP Finance
Fog Cutter Capital, Piper Jaffray

Thayer Wiederhorn | Chief Marketing Officer
10+ years w/ Fog Cutter Capital and Fatburger

Taylor Wiederhorn | Chief Development Officer
10+ years w/ Fog Cutter Capital and Fatburger

Board of Directors

Edward Rensi | Chairman of the Board
Former President & CEO McDonald's USA, CEO Famous Dave's of America

James Neuhauser, CFA | Director
Stifel Nicolas & Co, Turtlerock Capital, Exec Committee FBR & Co, Trident Financial, Bank of New England

Squire Junger, CPA | Director
Co-Founder Insight Consulting, Former Partner Arthur Anderson

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Wilshire Financial Services Group

SUMMARY OF INVESTMENT HIGHLIGHTS

- Asset light franchisor model provides the opportunity for strong profit margins and an attractive free cash flow profile while minimizing restaurant operating company risk
- Scalable management platform enables adding new stores and restaurants with minimal incremental corporate overhead cost and significant corporate overhead synergies
- Demonstrated growth capabilities, increasing store count from 286 at FYE 2017 to 374 at FYE 2019, while increasing Adj. EBITDA Margin from 34% in FY 2018 to 42% in FY 2019
- Plan to open ~33 new locations in FY 2020
- Successful brand integrations to date and ability to co-brand restaurants and cross-sell existing franchisees concepts from our portfolio
- Opportunistic acquisition strategy to add additional established, widely recognized brands
- Senior leadership team has more than 200 years of combined experience in the restaurant industry

APPENDIX


FATBURGER

FAT BRANDS

EQUITY CAPITALIZATION[1]

Series A Preferred Stock[2,3]	80,000 (Face Value of $8,000,000)
Series B Preferred Stock	663,127 (Face Value of $16,578,186)
Common Stock	11,894,895
Options (WAEP: $8.64)	594,833
Warrants (WAEP: $5.62)	2,421,159

1. Includes $9MM gross proceeds from Series B Preferred Stock Offering ass well as the conversion of Series A Preferred into Series B Preferred, the redemption of Series A Preferred and the conversion of Series A-1 Preferred into Series B Preferred and excluding underwriter warrants.
2. Concurrent with the closing of the Public Offering, the Company entered into a Stock Redemption Agreement with the holder of the 80,000 Series A Fixed Rate Cumulative Preferred Stock whereby we agreed to redeem and cancel the remaining 80,000 shares of Series A Preferred stock in tranches every six months through December 31, 2021.
3. Series A Preferred Stock is considered a liability for purposes of GAAP.

INCOME STATEMENT[1]

FAT Brands Inc. Consolidated Statements of Operations Data
(Unaudited)

(in thousands)	13 weeks ended June 28, 2020	13 weeks ended June 30, 2019	26 weeks ended June 28, 2020	26 weeks ended June 30, 2019
Revenues				
Royalties	$ 2,213	$ 3,663	$ 5,522	$ 7,127
Franchise fees	273	994	449	1,306
Store opening fees	-	184	-	289
Advertising fees	613	1,031	1,544	2,008
Other income	8	23	15	38
Total revenues	3,107	5,895	7,530	10,768
Costs and expenses				
General and administrative expenses	4,104	3,106	7,636	5,820
Impairment of assets	3,174	-	3,174	-
Refranchising loss (gain)	1,006	(467)	1,544	51
Advertising expense	613	1,031	1,544	2,008
Total costs and expenses	8,897	3,670	13,898	7,879
(Loss) income from operations	(5,790)	2,225	(6,368)	2,889
Other income (expense), net				
Interest expense, net	(289)	(834)	(1,911)	(2,520)
Interest expense related to preferred shares	(476)	(431)	(928)	(862)
Change in fair value - derivative liability	1,264	-	1,264	-
Other expense, net	(49)	(124)	(64)	(100)
Total other income (expense), net	450	(1,389)	(1,639)	(3,482)
(Loss) income before income tax (benefit) expense	(5,340)	836	(8,007)	(593)
Income tax (benefit) expense	(1,089)	1,344	(1,386)	625
Net loss	$ (4,251)	$ (508)	$ (6,621)	$ (1,218)
Basic and diluted loss per common share	$ (0.36)	$ (0.04)	$ (0.56)	$ (0.10)

1. Table does not include effects of the July 2020 8.25% Series B Cumulative Preferred Stock Offering or related transactions.

BALANCE SHEET[1]

Consolidated Balance Sheet for FAT Brands Inc. as of June 28, 2020
(Unaudited)

(in thousands)		As of June 28, 2020
Cash and restricted cash	$	3,488
Total assets	$	90,890
Total liabilities	$	94,478
Total stockholders' deficit	$	(3,588)

1. Table does not include effects of the July 2020 8.25% Series B Cumulative Preferred Stock Offering or related transactions.

EBITDA & ADJUSTED EBITDA RECONCILIATION[1]

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation
(Unaudited)

(in thousands)	13 weeks ended June 28, 2020	13 weeks ended June 30, 2019	26 weeks ended June 28, 2020	26 weeks ended June 30, 2019
Net loss	$ (4,251)	$ (508)	$ (6,621)	$ (1,218)
Interest expense, net	765	1,265	2,839	3,382
Income tax (benefit) expense	(1,089)	1,344	(1,386)	625
Depreciation and amortization expense	268	140	500	271
EBITDA	(4,307)	2,241	(4,668)	3,060
Provision for (recovery of) bad debts	907	-	1,069	(91)
Share-based compensation expenses	1	78	16	159
Non-cash lease expenses (1)	42	64	83	124
Acquisition costs	80	120	130	197
Refranchising loss (gain)	1,006	(467)	1,544	51
Impairment loss	3,174	-	3,174	-
Change in fair value - derivative liability	(1,264)	-	(1,264)	-
Adjusted EBITDA	$ (361)	$ 2,036	$ 84	$ 3,500

(1) Includes non-cash lease expense costs related to new lease accounting standards

1. Table does not include effects of the July 2020 8.25% Series B Cumulative Preferred Stock Offering or related transactions.

DEFINITIONS

"EBITDA," a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP.

"Adjusted EBITDA," a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year. Excludes Elevation Burger as we did not own the brand for the full fiscal year of 2019.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

CONTACT

INVESTOR RELATIONS:

ICR
ASHLEY DESIMONE
IR-FATBRANDS@ICRINC.COM
646-677-1827

MEDIA RELATIONS:

JCONNELLY
ERIN MANDZIK
EMANDZIK@JCONNELLY.COM
862-246-9911

FAT BRANDS